Exhibit 99.1

Five Point Holdings, LLC Announces Third Quarter 2018 Results

Third Quarter 2018 and Recent Highlights

•	Continued land development activity at Newhall in Los Angeles County, Candlestick Point in San Francisco, and the Great Park Neighborhoods in Orange County.

•	Consistent home buyer demand at the Great Park Neighborhoods.

•	Company maintains strong credit profile, including total liquidity of $718.9 million and debt to total capitalization of 24.4% at September 30, 2018.

Aliso Viejo, CA, November 13, 2018 (Business Wire) – Five Point Holdings, LLC (“Five Point” or the “Company”) (NYSE:FPH), an owner and developer of large mixed-use, master-planned communities in California, today reported financial results for the third quarter of 2018. Emile Haddad, Chairman and CEO, said, “Consistent job growth during the past six years and limited new residential construction activity in San Francisco, Los Angeles, and Orange County have resulted in pent-up demand in California’s primary housing markets. We think the persistence of this dynamic will benefit our communities in contrast with choppier demand trends in the national housing market. Operationally, our ongoing efforts to develop Newhall in Los Angeles County remain on track, and we continue to believe that we are positioned to generate revenue in that community sometime toward the end of 2019. In San Francisco, we are continuing to build infrastructure at Candlestick Point, consistent with our prior comments that this will be our main area of focus while the Navy continues retesting at Hunters Point. In the Great Park Neighborhoods, home buyer activity remains consistent with prior trends. From our perspective, a pronounced imbalance between levels of supply and demand across our markets is likely to persist into next year.”

Third Quarter 2018 Consolidated Results

Liquidity and Capital Resources

As of September 30, 2018, total liquidity of $718.9 million was comprised of cash and cash equivalents totaling $594.9 million and borrowing availability of $124.0 million under our $125.0 million unsecured revolving credit facility. Total capital was $1.9 billion, reflecting $3.0 billion in assets and $1.1 billion in liabilities.

Results of Operations for the Three Months Ended September 30, 2018

Revenues. Revenues of $13.0 million for the three months ended September 30, 2018 were primarily generated from management services. Our adoption of new revenue accounting guidance on January 1, 2018 has resulted in accelerated recognition of revenue from variable incentive compensation in our development management agreement with the Great Park Venture.

Equity in loss from unconsolidated entities. Equity in loss from unconsolidated entities was $4.0 million for the three months ended September 30, 2018. The loss was primarily due to our proportionate share of the Great Park Venture’s net loss during the quarter of $10.0 million. After adjusting for amortization and accretion of the basis difference, our equity in loss from our 37.5% percentage interest in the Great Park Venture was $3.5 million. Equity in loss from our 75% interest in the Gateway Commercial Venture was $0.5 million for the three months ended September 30, 2018.

Selling, general, and administrative. Selling, general, and administrative expenses were $26.2 million for the three months ended September 30, 2018.

Net loss. Consolidated net loss for the quarter was $21.9 million. The net loss attributable to noncontrolling interests totaled $11.9 million, resulting in a net loss attributable to the Company of $10.0 million.

Segment Results

Newhall Segment. Total segment revenues were $1.4 million for the third quarter of 2018 and were derived from agricultural leasing and the sale of citrus crops. Selling, general, and administrative expenses were $3.6 million for the three months ended September 30, 2018.

San Francisco Segment. Total segment revenues were $1.1 million for the third quarter of 2018. Revenues during the quarter were mostly attributable to fees generated from management agreements. Selling, general, and administrative expenses were $5.3 million for the three months ended September 30, 2018.

Great Park Segment. Total segment revenues were $11.3 million for the third quarter of 2018. Revenues were mainly attributable to management services we provide to the Great Park Venture. The Great Park segment’s net loss for the quarter was $6.7 million, which included net loss of $10.0 million attributed to the Great Park Venture that is not consolidated in our financial statements. After adjusting to account for a difference in investment basis, the Company’s equity in loss from the Great Park Venture was $3.5 million for the three months ended September 30, 2018.

Commercial Segment. For the three months ended September 30, 2018, the Commercial segment recognized $6.9 million in revenues from rental income at the Five Point Gateway Campus and property management services provided by us at the Five Point Gateway Campus. Segment expenses were mostly comprised of depreciation, amortization and interest expense totaling $5.8 million. Segment net loss was approximately $46,000. Our share of equity in loss from the Gateway Commercial Venture totaled $0.5 million for the three months ended September 30, 2018.

Conference Call Information

In conjunction with this release, Five Point will host a conference call today, Tuesday, November 13, 2018 at 5:00 pm Eastern Time. Emile Haddad, President and Chief Executive Officer, and Erik Higgins, Vice President and Chief Financial Officer, will host the call. Interested investors and other parties can listen to a live Internet audio webcast of the conference call that will be available on the Five Point website at ir.fivepoint.com. The conference call can also be accessed by dialing (877) 425-9470 (domestic) or (201) 389-0878 (international). A telephonic replay will be available starting approximately two hours after the end of the call by dialing (844) 512-2921, or for international callers, (412) 317-6671. The passcode for the live call and the replay is 13684857. The telephonic replay will be available until 11:59 p.m. Eastern Time on November 27, 2018.

About Five Point

Five Point, headquartered in Aliso Viejo, California, designs and develops large mixed-use, master-planned communities in Orange County, Los Angeles County, and San Francisco County that combine residential, commercial, retail, educational, and recreational elements with public amenities, including civic areas for parks and open space. Five Point’s communities include the Great Park Neighborhoods® in Orange County, Newhall Ranch® in Los Angeles County, and Candlestick Point and The San Francisco Shipyard in the City of San Francisco. These communities are designed to include approximately 40,000 residential homes and approximately 23 million square feet of commercial space.

Forward-Looking Statements

This press release contains forward-looking statements that are subject to risks and uncertainties. These statements concern expectations, beliefs, projections, plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. When used, the words “anticipate,” “believe,” “expect,” “intend,” “may,” “might,” “plan,” “estimate,” “project,” “should,” “will,” “would,” “result” and similar expressions that do not relate solely to historical matters are intended to identify forward-looking statements. This press release may contain forward-looking statements regarding: our expectations of our future revenues, costs and financial performance; future demographics and market conditions in the areas where our communities are located; the outcome of pending litigation and its effect on our operations; the timing of our development activities; and the timing of future real estate purchases or sales. We caution you that any forward-looking statements included in this press release are based on our current views and information currently available to us. Forward-looking statements are subject to risks, trends, uncertainties and factors that are beyond our control. Some of these risks and uncertainties are described in more detail in our filings with the SEC, including our Annual Report on Form 10-K, under the heading “Risk Factors.” Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. We caution you therefore against relying on any of these forward-looking statements. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. They are based on estimates and assumptions only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes, except as required by applicable law.

Investor Relations:

Bob Wetenhall, 949-349-1087

bob.wetenhall@fivepoint.com

or

Media:

Steve Churm, 949-349-1034

steve.churm@fivepoint.com

Source: Five Point Holdings, LLC

FIVE POINT HOLDINGS, LLC

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
REVENUES:
Land sales	$70	$2,655	$122	$7,859
Land sales—related party	225	693	667	85,551
Management services—related party	11,159	5,466	34,366	16,417
Operating properties	1,534	2,805	5,890	7,341

Total revenues	12,988	11,619	41,045	117,168

COSTS AND EXPENSES:
Land sales	90	1,641	180	83,755
Management services	6,684	2,572	20,536	7,878
Operating properties	1,027	3,115	4,524	8,307
Selling, general, and administrative	26,220	37,450	83,831	92,605

Total costs and expenses	34,021	44,778	109,071	192,545

OTHER INCOME:
Adjustment to payable pursuant to tax receivable agreement	—	—	1,928	—
Interest income	3,062	—	8,719	—
Miscellaneous	60	23	8,472	69

Total other income	3,122	23	19,119	69

EQUITY IN (LOSS) EARNINGS FROM UNCONSOLIDATED ENTITIES	(4,028)	22,825	1,368	17,584

LOSS BEFORE INCOME TAX BENEFIT	(21,939)	(10,311)	(47,539)	(57,724)
INCOME TAX BENEFIT	—	—	—	—

NET LOSS	(21,939)	(10,311)	(47,539)	(57,724)
LESS NET LOSS ATTRIBUTABLE TO NONCONTROLLING INTERESTS	(11,920)	(5,844)	(27,128)	(35,632)

NET LOSS ATTRIBUTABLE TO THE COMPANY	$(10,019)	$(4,467)	$(20,411)	$(22,092)

NET LOSS ATTRIBUTABLE TO THE COMPANY PER CLASS A SHARE
Basic	$(0.15)	$(0.07)	$(0.31)	$(0.45)
Diluted	$(0.15)	$(0.07)	$(0.33)	$(0.45)
WEIGHTED AVERAGE CLASS A SHARES OUTSTANDING
Basic	65,740,931	62,946,348	64,736,942	51,024,766
Diluted	65,740,931	62,946,348	144,872,638	51,024,766
NET LOSS ATTRIBUTABLE TO THE COMPANY PER CLASS B SHARE
Basic and diluted	$(0.00)	$(0.00)	$(0.00)	$(0.00)
WEIGHTED AVERAGE CLASS B SHARES OUTSTANDING
Basic and diluted	79,145,487	81,463,433	80,111,663	77,944,525

FIVE POINT HOLDINGS, LLC

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except shares)

(Unaudited)

	September 30, 2018	December 31, 2017
ASSETS
INVENTORIES	$1,628,113	$1,425,892
INVESTMENT IN UNCONSOLIDATED ENTITIES	542,880	530,007
PROPERTIES AND EQUIPMENT, NET	29,869	29,656
ASSETS HELD FOR SALE, NET	—	4,519
INTANGIBLE ASSET, NET—RELATED PARTY	97,212	127,593
CASH AND CASH EQUIVALENTS	594,908	848,478
RESTRICTED CASH AND CERTIFICATES OF DEPOSIT	1,403	1,467
RELATED PARTY ASSETS	55,049	3,158
OTHER ASSETS	9,433	7,585

TOTAL	$2,958,867	$2,978,355

LIABILITIES AND CAPITAL
LIABILITIES:
Notes payable, net	$556,707	$560,618
Accounts payable and other liabilities	186,488	167,620
Liabilities related to assets held for sale	—	5,363
Related party liabilities	178,675	186,670
Payable pursuant to tax receivable agreement	168,027	152,475

Total liabilities	1,089,897	1,072,746

CAPITAL:
Class A common shares; No par value; Issued and outstanding: 2018—66,504,137 shares; 2017—62,314,850 shares
Class B common shares; No par value; Issued and outstanding: 2018—79,145,487 shares; 2017—81,463,433 shares
Contributed capital	551,905	530,015
Retained earnings	48,114	57,841
Accumulated other comprehensive loss	(2,530)	(2,455)

Total members’ capital	597,489	585,401
Noncontrolling interests	1,271,481	1,320,208

Total capital	1,868,970	1,905,609

TOTAL	$2,958,867	$2,978,355

FIVE POINT HOLDINGS, LLC

SUPPLEMENTAL DATA

(In thousands)

(Unaudited)

Liquidity

September 30, 2018
Cash and cash equivalents	$594,908
Borrowing capacity (1)	124,000

Total liquidity	$718,908

(1)

As of September 30, 2018, no funds have been drawn on the Company’s $125.0 million revolving credit facility; however, letters of credit of $1.0 million are issued and outstanding under the revolving credit facility, thus reducing the available capacity by the outstanding letters of credit amount.

Debt to Total Capitalization

September 30, 2018
Debt (1)	$602,692

Total capital	1,868,970

Total capitalization	$2,471,662

Debt to total capitalization	24.4%

(1)

For purposes of this calculation, debt consists of (i) the outstanding principal on the Company’s 7.875% senior notes due 2025 of $500.0 million, and (ii) the Company’s related party EB-5 reimbursement obligation of $102.7 million.

Segment Results

Newhall

The following table summarizes the results of operations of our Newhall segment for the three months and nine months ended September 30, 2018 and 2017.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
	(in thousands)
Statement of Operations Data
Revenues
Land sales	$70	$2,655	$122	$7,859
Land sales—related party	4	109	4	962
Operating properties	1,354	2,501	5,342	6,983

Total revenues	1,428	5,265	5,468	15,804

Costs and expenses
Land sales	14	1,197	104	3,166
Operating properties	1,027	3,115	4,524	8,307
Selling, general, and administrative	3,615	7,045	12,131	23,604

Total costs and expenses	4,656	11,357	16,759	35,077

Other income	60	23	6,922	69

Segment loss	$(3,168)	$(6,069)	$(4,369)	$(19,204)

San Francisco

The following table summarizes the results of operations of our San Francisco segment for the three months and nine months ended September 30, 2018 and 2017.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
	(in thousands)
Statement of Operations Data
Revenues
Land sales—related party	$221	$584	$663	$84,589
Operating property	180	304	548	358
Management services—related party	689	1,467	3,741	4,352

Total revenues	1,090	2,355	4,952	89,299

Costs and expenses
Land sales	76	444	76	80,589
Management services	219	183	830	503
Selling, general, and administrative	5,281	7,266	18,211	20,772

Total costs and expenses	5,576	7,893	19,117	101,864

Segment loss	$(4,486)	$(5,538)	$(14,165)	$(12,565)

Great Park

The following table summarizes the results of operations of our Great Park segment for the three months and nine months ended September 30, 2018 and 2017.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
	(in thousands)
Statement of Operations Data
Revenues
Land sales	$485	$457,516	$171,061	$461,710
Land sales—related party	936	720	1,373	3,706
Management services—related party	9,833	3,929	29,808	11,995

Total revenues	11,254	462,165	202,242	477,411

Costs and expenses
Land sales	—	325,678	118,113	328,871
Management services	6,465	2,389	19,706	7,375
Selling, general, and administrative	9,365	6,364	26,157	18,444
Management fees—related party	2,594	1,539	17,858	4,618

Total costs and expenses	18,424	335,970	181,834	359,308

Interest income	505	—	2,392	—

Segment (loss) income	$(6,665)	$126,195	$22,800	$118,103

The table below reconciles the Great Park segment results to the equity in (loss) earnings from our investment in the Great Park Venture that is reflected in the condensed consolidated statements of operations for the three months and nine months ended September 30, 2018 and 2017.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
	(in thousands)
Segment net (loss) income from operations	$(6,665)	$126,195	$22,800	$118,103
Less net income of management company attributed to the Great Park segment	3,368	1,574	10,102	4,618

Net (loss) income of Great Park Venture	(10,033)	124,621	12,698	113,485

The Company’s share of net (loss) income of the Great Park Venture	(3,762)	46,733	4,762	42,557
Basis difference accretion (amortization)	246	(23,770)	(3,406)	(24,835)

Equity in (loss) earnings from the Great Park Venture	$(3,516)	$22,963	$1,356	$17,722

Commercial

The following table summarizes the results of operations of our Commercial segment for the three months and nine months ended September 30, 2018.

	Three Months Ended September 30,	Nine Months Ended September 30,
	2018	2018
	(in thousands)
Statement of Operations Data
Revenues
Rental and related income	$6,299	$19,245
Property management fees	637	817

Total revenues	6,936	20,062

Costs and expenses
Rental operating expenses	1,106	2,773
Other expenses	5,876	16,456

Total costs and expenses	6,982	19,229

Segment (loss) income	$(46)	$833

The table below reconciles the Commercial segment results to the equity in (loss) earnings from our investment in the Gateway Commercial Venture that is reflected in the condensed consolidated statements of operations for the three and nine months ended September 30, 2018.

	Three Months Ended September 30,	Nine Months Ended September 30,
	2018	2018
	(in thousands)
Segment net (loss) income from operations	$(46)	$833
Less net income of management company attributed to the Commercial segment	637	817

Net (loss) income of Gateway Commercial Venture	(683)	16

Equity in (loss) earnings from the Gateway Commercial Venture	$(512)	$12